UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2013

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2013, dELiA*s, Inc. (the “Company”), certain of its wholly-owned subsidiaries, as borrowers, and certain of its wholly-owned subsidiaries, as guarantors, entered into a Third Amendment to Credit Agreement, dated as of September 30, 2013 (the “Third Amendment”), with each lender party thereto and Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent (in such capacity, the “Agent”). The Third Amendment modifies the Credit Agreement, dated as of June 14, 2013, as amended to date (the “Credit Agreement”), among the foregoing parties to, among other things, extend the period during which increased borrowing base availability for extensions of credit based on the Company’s inventory and its owned real property is available to the Company, until the earliest to occur of (a) October 31, 2013, (b) the date on which the Company’s secured 7.25% convertible notes (the “Notes”) shall convert into equity interests of the Company, and (c) if Agent elects, the occurrence and continuance of a Default or Event of Default. The Agent and such lenders also agreed to remove, for the period ending on the earlier to occur of (a) October 31, 2013 and (b) if Agent elects, the occurrence and continuance of a Default or Event of Default, any availability reserve under the Credit Agreement with regard to certain liquidated damage payments that may in the future arise under the Company’s Securities Purchase Agreement, dated as of July 25, 2013, among the Company, certain of its officers, directors and existing stockholders and other accredited investors, and to permanently remove any such availability reserve upon conversion of the Notes.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Third Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement, dated as of September 30, 2013, among dELiA*s, Inc., each of the wholly-owned subsidiaries of dELiA*s, Inc. identified on Schedules 1.01 and 1.02 to the Credit Agreement, each lender party thereto, and Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: October 7, 2013	By:	/s/ David J. Dick
David J. Dick, Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement, dated as of September 30, 2013, among dELiA*s, Inc., each of the wholly-owned subsidiaries of dELiA*s, Inc. identified on Schedules 1.01 and 1.02 to the Credit Agreement, each lender party thereto, and Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent.